                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 April 29, 1999
                        (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                        1-2572                  73-1520922
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Items 1-4           Not applicable.

Item 5              Other Events:

                    This amends Item 7 - Exhibits 12,12.a, and 99.a of the 8-K filed on April 15, 1999.

                    Pursuant to the terms and conditions of a certain Amendment No. 1 to Agreement and Plan of Merger, dated April 25, 1999, among ONEOK, Inc., an Oklahoma corporation ("ONEOK"), Oasis Acquisition Corporation, a California corporation and newly formed subsidiary of ONEOK ("OAC"), and Southwest Gas Corporation, a California corporation ("Southwest"), Southwest will be merged into OAC with OAC as the surviving corporation. Immediately after that, OAC will be merged into ONEOK with ONEOK as the surviving corporation. The mergers are subject to approval by Southwest's shareholders, state regulatory agencies, and typical closing conditions. It is anticipated that the transactions can be closed later in 1999.

                    In order for ONEOK to issue certain securities during the interim period, ONEOK must comply with Rule 3-05 and Rule 11-01(a)(8) of Regulation S-X of the Securities and Exchange Commission with respect to disclosure of certain financial statements of the business acquired or to be acquired and pro forma financial information relating to the probable merger transactions. Therefore, ONEOK is filing as exhibits hereto certain financial information relating to Southwest and required pro forma financial information.

Item 6              Not applicable.

Item 7              Financial Statements, Pro Forma Financial Information and
                    Exhibits


Exhibit No.:        Description.

12 Included herein - Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividend Requirements

12.a                Included herein - Computation of Ratio of Earnings to Fixed
                    Charges

99.a                Included herein - Unaudited Pro Forma Combined Condensed
                    Financial Statements

99.b Incorporated by Reference - Reports on Form 8-K filed by Southwest Gas Corporation

                    8-K filed April 28, 1999

99.c                Incorporated by Reference - Reports on Form 8-K filed by
                    ONEOK, Inc.

                    8-K filed April 26, 1999 related to the amendment to the merger agreement with Southwest Gas Corporation

Item 8              Not applicable.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 28th of April, 1999.




                                           ONEOK, Inc.


                                  By:      Jim Kneale
                                           -------------------------------------
                                           Vice President, Chief Financial
                                           Officer, and Treasurer

                               INDEX TO EXHIBITS



EXHIBIT
NUMBER              DESCRIPTION
-------             -----------

12                  Included herein - Computation of Ratio of Earnings to
                    Combined Fixed Charges and Preferred Stock Dividend
                    Requirements

12.a                Included herein - Computation of Ratio of Earnings to Fixed
                    Charges

99.a                Included herein - Unaudited Pro Forma Combined Condensed
                    Financial Statements

99.b                Incorporated by Reference - Reports on Form 8-K filed by
                    Southwest Gas Corporation

                    8-K filed April 28, 1999

99.c                Incorporated by Reference - Reports on Form 8-K filed by
                    ONEOK, Inc.

                    8-K filed April 26, 1999 related to the amendment to the merger agreement with Southwest Gas Corporation